                                                                EXHIBIT 10.13(c)


                              U.S. INDUSTRIES, INC.
                                MASTER AGREEMENT


                              AMENDMENT AND CONSENT
                          DATED AS OF OCTOBER 30, 2002



                  This AMENDMENT AND CONSENT dated as of October 30, 2002, to the Amendment, Restatement, General Provisions and Intercreditor Agreement dated as of August 15, 2001 and amended and restated as of September 23, 2002, between U.S. Industries, Inc. ("USI"), USI Global Corp., USI American Holdings, Inc., USI Atlantic Corp., Rexair Holdings, Inc., Rexair, Inc. and the other subsidiaries of USI party thereto as Loan Parties, Wilmington Trust Company and David A. Vanaskey, not in their individual capacities, but solely as Collateral Trustees, Bank of America, N.A., as agent and the various bank and other lender parties thereto (as amended, amended and restated, supplemented or otherwise modified from time to time, the "MASTER AGREEMENT"). Capitalized terms used without definition in this Amendment and Consent shall have the meanings set forth in the Master Agreement.


                              W I T N E S S E T H:

                  WHEREAS, USI has agreed with holders of its 2003 Notes to revise certain terms of its Exchange Offer (the "REVISED EXCHANGE OFFER") pursuant to the Amended and Restated Offering Circular and Consent Solicitation Statement dated September 9, 2002, as amended October 10, 2002 by USI and certain of its Subsidiaries as Issuers in connection with the 2003 Notes;

                  WHEREAS, USI has made an offer to holders of its 7-1/4% Senior Notes due December 1, 2006, in the original principal amount of $125,000,000 (the "2006 Notes") to purchase up to a maximum of $54,800,000 in aggregate principal amount of the 2006 Notes (the "2006 NOTES TENDER OFFER") on the terms and conditions set forth in the Offer to Purchase and Consent Solicitation Statement dated as of October 24, 2002 by USI and certain of its Subsidiaries as Issuers;

                  WHEREAS, the Loan Parties have requested that the Banks agree to provide certain amendments to the Master Agreement, the Pledge and Security Agreement and the Collateral Trust Agreement in connection with the Revised Exchange Offer and the 2006 Notes Tender Offer, and consent to the terms and conditions of the Revised Exchange Offer;

                  WHEREAS, the Banks are willing to grant the request of the Loan Parties and waive compliance with certain provisions of the Master Agreement and amend the Master Agreement, the Pledge and Security Agreement and the Collateral Trust Agreement as hereinafter set forth;

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the terms and conditions hereof, the parties hereto agree as follows:

                  SECTION 1. AMENDMENT OF MASTER AGREEMENT. Subject to the occurrence of the Effective Date, the Master Agreement is amended as follows:

                  (a) The definition of "EXCHANGE OFFER" in Section 1.01 of the Master Agreement is amended in its entirety to read as follows:

                  "`EXCHANGE OFFER' means the offer to the holders of the 2003 Notes pursuant to the Amended and Restated Offering Circular and Consent Solicitation Statement dated September 9, 2002, as amended October 10, 2002 by USI and certain of its Subsidiaries, as issuers, to exchange such holders' 2003 Notes for Extended Notes and each such holder's ratable share of the amount of cash collateral in the Notes Escrow Account allocable to such 2003 Notes."

                  (b) The definition of "EXTENDED NOTES" in Section 1.01 of the Master Agreement is amended in its entirety to read as follows:

                  "`EXTENDED NOTES' means the notes issued in connection with the Exchange Offer as partial consideration for the 2003 Notes of the exchanging Noteholders on the terms and conditions set forth in the Amended and Restated Offering Circular and Consent Solicitation Statement dated September 9, 2002, as amended October 10, 2002 by USI and certain of its Subsidiaries as issuers, which terms and conditions shall be satisfactory to the Debt Coordinator and shall include, without limitation, each of the following:

                  (i) the terms of the Exchange Offer shall not include (A) the payment of any fees or other cash compensation to the holders of the Extended Notes (other than (I) a consent fee payable to each Noteholder participating in the Exchange Offer in an aggregate amount not to exceed 1.50% of the face amount of the Extended Notes issued to such Noteholder, which consent fee may be paid from operating cash flow and (II) cash payments made from operating cash flow as fractional consideration for individual 2003 Notes each in an amount of less than $1000) or
                  (B) any other payments to the holders of the Extended Notes (other than permitted payments from the Notes Escrow Account, which payments shall be made, in the absence of a Default, solely from amounts in the Notes Escrow Account allocable to such Extended Notes);

                  (ii) the Exchange Offer shall not result in any change in the respective collateral positions of the Noteholders and the Banks that would be adverse to the Banks;

                  (iii) the Extended Notes shall not include any additional material covenants other than the Extended Notes Mandatory Redemption; and

                  (iv) the maturity of the Extended Notes shall be no earlier than December 31, 2004."

                  (c) Clause (i) of the definition of "NOTES" in Section 1.01 of the Master Agreement is amended by inserting the parenthetical "(the "2006 NOTES")" after the words "the 7-1/4% Senior Notes due December 1, 2006";

                  (d) Section 1.01 of the Master Agreement is amended by inserting the following definitions in their proper alphabetical order:

                  "EXTENDED NOTES MANDATORY REDEMPTION" means the mandatory redemption of the principal amount of the Extended Notes described in
         Section 1110 of the Indenture described in clause (ii) of the definition of "Notes Indentures", as amended in connection with the consummation of the Exchange Offer, which mandatory redemption shall be payable solely from amounts in the Notes Escrow Account allocable to the Extended Notes.

                  "TENDER OFFER" means the offer by USI to holders of the 2006 Notes to tender such holders' 2006 Notes for each such holder's ratable share of the amount of cash collateral in the Notes Escrow Account allocable to the 2006 Notes on the terms and conditions set forth in the Offer to Purchase and Consent Solicitation Statement dated as of October 24, 2002 by USI and certain of its Subsidiaries as issuers, which terms and conditions shall be satisfactory to the Debt Coordinator and shall include, without limitation, each of the following:

                           (i) the terms of the Tender Offer shall not include
                  (A) the payment of any fees, premiums or other cash compensation (other than cash payments made from operating cash flow as fractional consideration for individual 2006 Notes each in an amount of less than $1000) or (B) any other payments to the holders of the 2006 Notes (other than permitted payments from the Notes Escrow Account, which payments shall be made, in the absence of a Default, solely from amounts in the Notes Escrow Account allocable to such 2006 Notes);

                           (ii) the Tender Offer shall not result in any change
                  in the respective collateral positions of the Noteholders and the Banks that would be adverse to the Banks; and

                           (iii) the Tender Offer shall not result in the
                  addition of any material covenants to the 2006 Notes other than the 2006 Notes Mandatory Offer to Purchase.

                  "2006 NOTES" has the meaning specified in the definition of "NOTES".

                  "2006 NOTES MANDATORY OFFER TO PURCHASE" means the mandatory offer to purchase 2006 Notes described in Section 1014 of the Indenture described in clause (i) of the definition of "Notes Indentures", as amended in connection with the consummation of the Tender Offer, which purchase shall be made solely from amounts in the Notes Escrow Account allocable to the 2006 Notes.

                  (e) Section 6.02(k) of the Master Agreement is amended by inserting after the words "including as permitted in connection with the Exchange Offer" in the eleventh line thereof, the following:

                  ", any Extended Notes Mandatory Redemption, the Tender Offer and any 2006 Notes Mandatory Offer to Purchase"

                  (f) Section 6.02(1) of the Master Agreement is amended by inserting after the words "the Exchange Offer" in the second line thereof, the following:

                  "and the Tender Offer"; and

                  (g) Section 8.07 of the Master Agreement is amended by (i) deleting the title thereof in its entirety and replacing it with the following title, "RELEASE OF LIEN IN CONNECTION WITH EXCHANGE OFFER AND TENDER OFFER.", (ii) amending each of the phrases (A) "2003 Notes converted into Extended Notes" and (B) "Extended Notes" set forth in
         Section 8.07(a) in its entirety to read "2003 Notes that are tendered" and (iii) adding the following new clauses (c), (d) and (e) at the end thereof:

                           "(c) Upon the consummation of the Tender Offer, the
                  aggregate amount of funds in the Notes Escrow Account allocable to the 2006 Notes tendered pursuant to the Tender Offer as on such date shall be automatically released from the Rexair Debt Lien, the Shared Collateral Lien and/or the Non-Shared Lien, as applicable, as and when used to redeem the 2006 Notes tendered in connection therewith."

                           "(d) Upon the consummation of any Extended Notes
                  Mandatory Redemption, the aggregate amount of funds in the Notes Escrow Account allocable to the Extended Notes pursuant to the Extended Notes Mandatory Redemption as on such date shall be automatically released from the Rexair Debt Lien, the Shared Collateral Lien and/or the Non-Shared Lien, as applicable, as and when ratably applied to the principal on the Extended Notes that are redeemed."

                           "(e) Upon the consummation of any 2006 Notes
                  Mandatory Offer to Purchase, the aggregate amount of funds in the Notes Escrow Account allocable to the 2006 Notes pursuant to the 2006 Notes Mandatory Offer to Purchase as on such date shall be automatically released from the Rexair Debt Lien, the Shared Collateral Lien and/or the Non-Shared Lien, as applicable, as and when ratably applied to the principal on the 2006 Notes that are purchased."

                  SECTION 2. CONSENT. Subject to the occurrence of the Effective Date, the Banks hereby consent to the terms and conditions of the Exchange Offer and Tender Offer pursuant to the Revised Exchange Offer and 2006 Notes Tender Offer, respectively, as set forth in Section 1 above.

                  SECTION 3. AMENDMENT OF COLLATERAL TRUST AGREEMENT. The Collateral Trust Agreement is amended as follows:

                  (a) Preliminary Statement (3) of the Collateral Trust Agreement is amended in its entirety to read as follows:

                           "(3) USI, USI Global and USI American, as issuers,
                  and USI Atlantic, as guarantor, are obligors (the "NOTE OBLIGORS") with respect to (i) those certain 7-1/4% Senior Notes due December 1, 2006 (as amended, modified, extended, renewed, replaced, restated or supplemented from time to time, the "7-1/4% NOTES"), issued pursuant to that certain Indenture dated as of December 12, 1996 with Wells Fargo Bank Minnesota, National Association, as trustee (as amended, modified, extended, renewed, replaced, restated or supplemented from time to time, the "7-1/4% NOTES INDENTURE"), (ii) those certain 7-1/8% Senior Notes due October 15, 2003 (as amended, modified, extended, renewed, replaced, restated or supplemented from time to time, the "7-1/8% NOTES"), issued pursuant to that certain Indenture dated as of October 27, 1998 with Bank One Trust Company, N.A., as trustee (as amended, modified, extended, renewed, replaced, restated or supplemented from time to time, the "7-1/8% NOTES INDENTURE" and, together with the 7-1/4% Notes Indenture, the "NOTE INDENTURES") and (iii) those certain 11-1/4% Senior Notes due December 31, 2005 (as amended, modified, extended, renewed, replaced, restated or supplemented from time to time, the "EXTENDED NOTES" and, together with the 7-1/4% Notes and the 7-1/8% Notes, the "NOTES"), issued pursuant to the 7-1/8% Notes Indenture."

                  (b) The following new defined terms are added to Section 1.01 of the Collateral Trust Agreement in their proper alphabetical order:

                           "EXTENDED NOTE HOLDERS" means, at any time, the
                  registered holders of the Extended Notes issued under the 7-1/8% Notes Indenture.

                           "EXTENDED NOTES" has the meaning set forth in the
                  Preliminary Statements.

                           "EXTENDED NOTES TRUSTEE" means Bank One Trust
                  Company, N.A. (successor in interest to The First National Bank of Chicago), as Trustee for the Extended Note Holders, and any successor trustee for the Extended Note Holders appointed under the 7-1/8% Notes Indenture.

                  (c) The following defined terms set forth in Section 1.01 of the Collateral Trust Agreement are amended in their entirety to read as follows:

                           "FOREIGN COLLATERAL" means all collateral and charged
                  assets pledged for the benefit of the applicable Secured Holders pursuant to any Foreign Collateral Document.

                           "FOREIGN COLLATERAL DOCUMENTS" means those security
                  documents set forth on Schedule II hereto (as such Schedule II may be amended, supplemented or modified from time to time upon written notice from the Debt Coordinator to the Security

                  Trustee) pursuant to which any Pledgors have agreed to pledge the charged assets referred to therein as Foreign Collateral for the benefit of the applicable Secured Holders, as such security documents may be amended, amended and restated, supplemented or otherwise modified from time to time.

                           "NOTES" has the meaning specified in the Preliminary
                  Statements.

                           "NOTE HOLDERS" means, individually and collectively,
                  the 7-1/8% Note Holders, the 7-1/4% Note Holders and the Extended Note Holders.

                           "REPRESENTATIVES" means, at any time, collectively,
                  (a) the Debt Coordinator, as representative of the Credit Parties, (b) the 7-1/4% Notes Trustee, as the representative of the 7-1/4% Note Holders at such time, (c) the 7-1/8% Notes Trustee, as representative of the 7-1/8% Note Holders at such time and (d) the Extended Notes Trustee, as representative of the Extended Note Holders at such time. For all purposes of this Agreement, the USI Agent will be the Representative for all Hedge Banks, Independent L/C Issuers, Controlled Deposit Account Banks and Cash Management Services Banks.

                           "7-1/4% NOTES TRUSTEE" means Wells Fargo Bank
                  Minnesota, National Association (or its successor in interest), as Trustee for the 7-1/4% Note Holders, and any successor trustee for the 7-1/4% Note Holders appointed under the 7-1/4% Notes Indenture.

                           "SECURED HOLDERS" means, at any time, the Credit
                  Parties and the Note Holders at such time.

                  (d) The definition of "SECURED OBLIGATIONS" set forth in
         Section 1.01 of the Collateral Trust Agreement is amended to (i) delete the word "and" from subsection (b) thereof, (ii) replace the period at the end of subsection (c) thereof with the phrase "; and" and (iii) add a new subsection (d) thereto to read in its entirety as follows:

                           "(d) in the case of the Secured Obligations of
                  Secured Holders represented by the Extended Notes Trustee under the 7-1/8% Notes Indenture, the Total Principal Exposure then outstanding under Extended Notes."

                  (e) The phrase "the applicable Secured Holders and their respective Representatives" shall replace (i) the phrase "the Credit Parties and their Representative" in each case where it appears in
         Section 7.14(b) of the Collateral Trust Agreement and (ii) the phrase "the Representative and the Credit Parties" where it appears in Section 7.14(c) of the Collateral Trust Agreement.

                  (f) The Collateral Trust Agreement is amended to add the following new Section 7.14(d) thereto:

                           "(d) The provisions of this Section 7.14 shall
                  neither (i) affect whether a security interest in Foreign Collateral is granted for the Equal and Ratable Benefit of the Note Holders under Section 2.02(b) hereof nor (ii) be deemed to effect a grant or pledge of a security interest in Foreign Collateral, any such grant or pledge of which shall arise under the applicable Foreign Collateral Document."

                  SECTION 4. AMENDMENT OF PLEDGE AND SECURITY AGREEMENT. The Pledge and Security Agreement is amended as follows:

                  (a) The first sentence of Preliminary Statement (3) of the Pledge and Security Agreement is amended in its entirety to read as follows:

                           "(3) The Borrowers are also joint and several
                  co-obligors with respect to (i) those certain 7-1/4% Senior Notes due December 1, 2006 (as amended, modified, extended, renewed, replaced, restated or supplemented from time to time, the "7-1/4% NOTES"), issued pursuant to that certain Indenture dated as of December 12, 1996 with Wells Fargo Bank Minnesota, National Association, as trustee (as amended, modified, extended, renewed, replaced, restated or supplemented from time to time, the "7-1/4% NOTES INDENTURE"), (ii) those certain 7-1/8% Senior Notes due October 15, 2003 (as amended, modified, extended, renewed, replaced, restated or supplemented from time to time, the "7-1/8% NOTES"), issued pursuant to that certain Indenture dated as of October 27, 1998 with Bank One Trust Company, N.A., as trustee (as amended, modified, extended, renewed, replaced, restated or supplemented from time to time, the "7-1/8% NOTES INDENTURE" and, together with the 7-1/4% Notes Indenture, the "NOTE INDENTURES") and (iii) those certain 11-1/4% Senior Notes due December 31, 2005 (as amended, modified, extended, renewed, replaced, restated or supplemented from time to time, the "EXTENDED NOTES" and, together with the 7-1/4% Notes and the 7-1/8% Notes, the "NOTES"), issued pursuant to the 7-1/8% Notes Indenture."

                  (b) The words "7-1/4% Notes and the 7-1/8%" are deleted from
         Section 2(a) of the Pledge and Security Agreement.

                  SECTION 5. CONDITIONS TO EFFECTIVENESS. The provisions of
Section 1 and 2 of this Amendment and Consent shall become effective as of the date first above written (the "EFFECTIVE DATE") when, and only when, the Debt Coordinator shall have received confirmation of each of the following, each in form and substance satisfactory to the Debt Coordinator:

                  (i) EXECUTION OF COUNTERPARTS. The Debt Coordinator shall have received counterparts of this Amendment and Consent duly executed by each of the Loan Parties and the Majority Banks.

                  (ii) PAYMENT OF FEES AND EXPENSES. The Debt Coordinator shall have determined that all agency, trustee, custodial, filing service, legal and other fees and disbursements incurred and invoiced through the day immediately prior to the Effective Date, including all fees of the Collateral Trustees and the Debt Coordinator and their respective counsel and of the Financial Advisor, shall have been paid in full by the Loan Parties.

                  (iii) NO DEFAULT. No Default shall have occurred or be continuing, other than a Default that shall be cured by the effectiveness hereof.

                  SECTION 6. CONFIRMATION OF REPRESENTATIONS AND WARRANTIES AND CERTAIN ACKNOWLEDGEMENTS AND AGREEMENTS. Each of the Loan Parties hereby represents and warrants, on and as of the Effective Date, that the representations and warranties contained in the Master Agreement are correct and true in all material respects on and as of the date hereof, before and after giving effect to this Amendment and Consent, as though made on and as of the date hereof, other than any such representations or warranties that, by their terms, refer to a specific date. In addition, each of the Loan Parties hereby acknowledges and restates, on and as of the Effective Date, each of its statements and agreements in Sections 8.02(d) and 8.03 of the Master Agreement.

                  SECTION 7. REFERENCE TO AND EFFECT ON THE TRANSACTION DOCUMENTS. (a) On and after the effectiveness of this Amendment and Consent, each reference in the Master Agreement to "hereunder", "hereof" or words of like import referring to the Master Agreement, and each reference in the other Transaction Documents to the "Master Agreement", "thereunder", "thereof" or words of like import referring to the Master Agreement, shall mean and be a reference to the Master Agreement as modified by this Amendment and Consent.

                  (b) On and after the effectiveness of this Amendment and Consent, each reference in the Collateral Trust Agreement to "hereunder", "hereof" or words of like import referring to the Collateral Trust Agreement, and each reference in the other Transaction Documents to the "Collateral Trust Agreement", "thereunder", "thereof" or words of like import referring to the Collateral Trust Agreement, shall mean and be a reference to the Collateral Trust Agreement as modified by this Amendment and Consent.

                  (c) The execution, delivery and effectiveness of this Amendment and Consent shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or the Debt Coordinator under any of the Transaction Documents, nor constitute a waiver of any provision of any of the Transaction Documents.

                  SECTION 8. EXECUTION IN COUNTERPARTS. This Amendment and Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Consent by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment and Consent.

                  SECTION 9. GOVERNING LAW. This Amendment and Consent shall be governed by, and construed in accordance with, the laws of the State of New

York, and shall be subject to the jurisdictional and service provisions of the Master Agreement, as if this were a part of the Master Agreement.

                  SECTION 10. ENTIRE AGREEMENT; MODIFICATION. This Amendment and Consent constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, there being no other agreements or understandings, oral, written or otherwise, respecting such subject matter, any such agreement or understanding being superseded hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and may not be amended, extended or otherwise modified, except in a writing executed in whole or in counterparts by each party hereto.

                  SECTION 11. WAIVER PROVISIONS. This Amendment and Consent is subject to the provisions of Section 10.01 of the Master Agreement, Section 22 of the Pledge and Security Agreement and Section 9.01 of the Collateral Trust Agreement.


              [The rest of this page is intentionally left blank.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

AS OBLIGORS AND LOAN PARTIES:          AS LOAN PARTIES:

U.S. INDUSTRIES, INC.                  ASTERIA COMPANY
USI AMERICAN HOLDINGS, INC.            BATHCRAFT, INC.
USI ATLANTIC CORP.                     BAYLIS BROTHERS INC.
USI GLOBAL CORP.                       BRUCKNER MANUFACTURING CORP.
REXAIR, INC.                           CARLSBAD CORP.
REXAIR HOLDINGS, INC.                  COMPAX CORP.
                                       ELJER INDUSTRIES, INC.
                                       ELJER PLUMBINGWARE, INC.
                                       ENVIRONMENTAL ENERGY COMPANY
                                       EZ HOLDINGS, INC.
                                       GARY CONCRETE PRODUCTS, INC.
                                       GATSBY SPAS, INC.
                                       HL CAPITAL CORP.
                                       JACUZZI INC.
                                       JACUZZI WHIRLPOOL BATH, INC.
                                       JUSI HOLDINGS, INC.
                                       KLI, INC.
                                       KRIKLES CANADA U.S.A., INC.
                                       KRIKLES EUROPE U.S.A., INC.
                                       KRIKLES, INC.
                                       LOKELANI DEVELOPMENT CORPORATION
                                       LUXOR INDUSTRIES INC.
                                       MAILI KAI LAND DEVELOPMENT CORPORATION
                                       MOBILITE, INC.
                                       NEPCO OF AUSTRALIA, INC.
                                       NEPCO OF CANADA, INC.
                                       NEPCO OF FORD HEIGHTS, INC.
                                       NEPCO OF FULTON, INC.
                                       NISSEN UNIVERSAL HOLDINGS INC.
                                       OUTDOOR PRODUCTS LLC
                                       PH PROPERTY DEVELOPMENT COMPANY
                                       PLC REALTY INC.
                                       REDMONT, INC.
                                       SANITARY-DASH MANUFACTURING CO., INC.
                                       SHELBY PROPERTIES, INC.
                                       STRATEGIC CAPITAL MANAGEMENT, INC.
                                       STRATEGIC MEMBERSHIP COMPANY
                                       STREAMWOOD CORPORATION
                                       SUNDANCE SPAS, INC.
                                       TA LIQUIDATION CORP.
                                       TRIMFOOT CO.
                                       TT LIQUIDATION CORP.
                                       UGE LIQUIDATION INC.
                                       UNITED STATES BRASS CORPORATION
                                       USI CAPITAL, INC.
                                       USI FUNDING, INC.
                                       USI PROPERTIES, INC.
                                       USI REALTY CORP.

                                ZURCO, INC.
                                ZURNACQ OF CALIFORNIA, INC.
                                ZURN (CAYMAN ISLANDS), INC.
                                ZURN CONSTRUCTORS, INC.
                                ZURN DEVCO, INC.
                                ZURN EPC SERVICES, INC.
                                ZURN GOLF HOLDING CORPORATION
                                ZURN INDUSTRIES, INC.




                                By  /s/ STEVEN C. BARRE
                                    ------------------------------------------
                                    Name:  Steven C. Barre
                                    Title: Vice President/Senior Vice President

                                               COLLATERAL TRUSTEES:

                                               WILMINGTON TRUST COMPANY, not in
                                               its individual capacity but
                                               solely as Collateral Trustee
                                               (such agreement being solely with
                                               respect to Sections 1(g), 3 and 4
                                               hereof)

                                               By: /s/ BRUCE L. BISSON
                                                  -----------------------------
                                               Name: Bruce L. Bisson
                                               Title: Vice President

                                               DAVID A. VANASKEY, not in his
                                               individual capacity but solely as
                                               Collateral Trustee (such
                                               agreement being solely with
                                               respect to Sections 1(g), 3 and 4
                                               hereof)

                                               /s/ DAVID A. VANASKEY
                                               --------------------------------

                                               Bank of America, N.A.

                                               By: /s/ HENRY Y. YU
                                                  -----------------------------
                                                  Name: Henry Y. Yu
                                                  Title: Managing Director

                                               The Bank of New York

                                               By: /s/ JAMES W. WHITAKER
                                                  -----------------------------
                                                  Name:  James W. Whitaker
                                                  Title: Senior Vice President

                                               COMERICA BANK
                                               --------------------------------
                                               [PLEASE PRINT NAME OF BANK]


                                               By: /s/ HOPE MCINERNEY
                                                  -----------------------------
                                                  Name:  Hope McInerney
                                                  Title: Vice President

                                         FARALLON JACUZZI, LLC
                                         --------------------------------------
                                         By: FARALLON CAPITAL MANAGEMENT, LLC
                                            -----------------------------------
                                             By:  /s/ MARK C. WEHRLY
                                                -------------------------------
                                                Name:  Mark C. Wehrly
                                                Title: Managing Member


                                        AUTHORIZED CO-SIGNATORY:

                                        WATERSHED ASSET MANAGEMENT, LLC
                                        AS SUB-ADVISOR
                                        ---------------------------------------
                                        By:  /s/ MERIDEE A. MOORE
                                            -----------------------------------
                                            Name:  Meridee A. Moore
                                            Title:  Senior Managing Member

                                       HSBC BANK USA


                                       By:  /s/ JOHN P. NORTHINGTON
                                            -----------------------------------
                                            Name:  John P. Northington
                                            Title:  Vice President

                                         JPMorgan Chase Bank

                                         By:  /s/ STEPHANIE PARKER
                                            -----------------------------------
                                             Name:  Stephanie Parker
                                             Title:  Vice President

                                            MARINER LDC
                                            -----------------------------------
                                            [PLEASE PRINT NAME OF BANK]

                                            By: /s/ C. HOWE
                                               --------------------------------
                                                Name:  C. Howe
                                                Title: Director

                                     The President & Fellows of Harvard College
                                     (REF. Harvard Special Situations Account)


                                     By:  Whippoorwill Associates, Incorporated
                                     Its Agent and Authorized Signatory

                                     By:  /s/ SHELLEY F. GREENHAUS
                                        ---------------------------------------
                                          Name:  Shelley F. Greenhaus
                                          Title:  Managing Director

                                               ROYAL BANK OF CANADA

                                               By: /s/ RIZWAN AHMAD
                                                   ----------------------------
                                                   Name:  Rizwan Ahmad
                                                   Title: Senior Manager


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